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                                   Exhibit 10.3

                               LETTER OF GUARANTEE
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                               LETTER OF GUARANTEE


TO:  NATIONAL BANK OF CANADA

1. In consideration of the National Bank of Canada (hereinafter referred to as the "Bank") dealing with Blue Giant Equipment Corporation (hereinafter referred to as the "Customer"), the undersigned and each of them, if more than one, hereby jointly and severally guarantee payment to the Bank of all present and future debts and liabilities (direct or indirect, absolute or contingent, matured or otherwise), now or at any time and from time to time hereafter due or owing to the Bank whether incurred by the Customer alone or jointly with any corporation, person or persons, or otherwise howsoever, including all costs and disbursements incurred by the Bank in view of recovering or attempting to recover said debts and liabilities. Provided, however, that the liability of the undersigned, and of each of the undersigned herein, is limited to One Million and xx/100 Canadian Dollars ($1,000,000.000 Cdn.), with interest thereon from the date of demand of payment, at the rate agreed upon, between the Bank and the Customer.

2. In this guarantee, the word "Guarantor" shall mean the undersigned and if there is more than one, it shall mean each of them.

3. This guarantee shall not be affected by the death or loss or diminution of capacity of the Customer or of the Guarantor or by any change in the name of the Customer in the membership of the firm of the Customer through the death or retirement of one or more partners or the introduction of one or more partners or otherwise, or by the acquisition of the business of the Customer by a corporation, firm or person, or by any change whatsoever in the objects, capital structure or constitution of the Customer, or by the Customer or the business of the Customer being amalgamated with a firm or corporation but shall, notwithstanding the happening of any such event, continue to exist and apply to the full extent as if such event has not happened. The Guarantor agrees to monitor changes in the financial position of the Customer and hereby releases the Bank from any liability resulting therefrom.

4. All monies, advances renewals and credits in fact borrowed or obtained from the Bank shall be deemed to form part of the debts and liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of the Customer or of the directors, partners or agents thereof, or that the Customer may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such monies, advances, renewals or credits, the whole whether known to the Bank or not; and any sum which may not be recoverable from the Guarantor on the footing of a guarantee shall be recoverable from the Guarantor as sole and principal debtor in respect thereof and shall be paid to the Bank on demand with interest and accessories as herein provided.

5. This guarantee shall continue and be enforceable notwithstanding any amalgamation of the Bank with any other bank(s), financial institution(s) or other corporation(s), and any further amalgamation, in which event this guarantee shall also extend to all debts and liabilities then or thereafter owed by the Customer to the amalgamated bank. Furthermore, all security, real or personal, moveable or immoveable, which have been or will be given by the Guarantor for the said debts and liabilities shall be valid in the hands of the Bank, as well as its successors and assigns.
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6.    It is further agreed that this shall be a continuing guarantee, and shall cover and secure any ultimate balance owing to the Bank.

7. This guarantee shall bind the Guarantor together with his heirs, successors, executors, administrators, legal representatives and assigns until termination thereof by notice in writing to the manager of the branch of the Bank at which the account of the Customer is kept, but such termination by any of the guarantors or their respective heirs, successors, executors, administrators, legal representatives or assigns shall not prevent the continuance of the liability hereunder of any other guarantor. Such termination shall apply only to those debts or liabilities of the Customer incurred or arising after reception of the notice by the Bank, but not in respect of any prior debts or liabilities, matured or not. The notice of termination shall have no effect on those debts or liabilities incurred after reception of said notice which will result from express or implied commitments made prior to reception.

8. This guarantee will not be diminished or modified on account of any act on the part of the Bank which would prevent subrogation from operating in favour of the Guarantor. It is further agreed that the Bank, without exonerating in whole or in part the Guarantor, may grant time, renewals, extensions, indulgences, releases and discharges to, may take security from, and give up or release any or part of the security held, may abstain from taking, perfecting, registering or renewing security or from realizing on security, may accept compositions and otherwise deal with the Customer and with any other person or persons, including any of the guarantors, and dispose of any security held by the Bank as it may see fit, and that all dividends and monies received by the Bank from the Customer or from any other person, capable of being applied by the Bank in reduction of the debts and liabilities hereby guaranteed, shall be considered for all purposes as payment in gross which the Bank shall have the right to apply as it may see fit, not being bound by the law of imputation, and the Bank shall be entitled to prove against the estate of the Customer upon any insolvency or winding up, in respect of the whole said debts and liabilities. The Guarantor shall have no right to be subrogated to the Bank until the Bank shall have received payment in full of its claims against the Customer with interest and costs. For greater certainty and without limitation, this guarantee will continue to apply in accordance with its terms and conditions to all present and future debts and liabilities of the Customer howsoever created including such debts and liabilities which may have matured or been expressly terminated by operation of law or any previous contract or instrument but revived, restated or recreated in any manner whatsoever and whether or not the undersigned has executed any contract or instrument other than this guarantee.
A request for execution of the undersigned and failure to obtain it shall not amount to a waiver of this continuing obligation of the undersigned.

9. If any circumstances arise necessitating the Bank to file its claim against the estate of the Customer and to value its security, it will be entitled to place such valuation as the Bank may in its discretion see fit, and the filing of such claim and the valuation of its security shall in no way prejudice or restrict its rights against the Guarantor.

10. The Bank shall not be obliged to exhaust its recourse against the Customer or other persons or the security it may hold before being entitled to payment from the Guarantor of each and every of the debts and liabilities hereby guaranteed and it shall not be obliged to offer or deliver its security before its whole claim has been paid. The Guarantor waives all benefits of discussion and division.

11. All indebtedness and liability, present and future of the Customer to the Guarantor are hereby assigned to the Bank and postponed to the present and future debts and liabilities of the Customer to the Bank. All monies received from the Customer or on his behalf by the Guarantor shall be held as in his


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capacity as agent, mandatary and trustee for the Bank and shall be paid over to the Bank forthwith. This provision will remain in full force and effect, notwithstanding the termination of the guarantee pursuant to the provisions of paragraph 7 in which event it will terminate when the debts and liabilities of the Customer to the Bank covered by this guarantee pursuant to paragraph 7 hereof have been paid in full.

12. This guarantee is in addition to and not in substitution for any other guarantee, by whomsoever given, at any time held by the Bank, and without prejudice to any other security by whomsoever given held at any time by the Bank and the Bank shall be under no obligation to marshall in favour of the Guarantor any such security or any of the funds or assets the Bank may be entitled to receive or have a claim upon.

13. The Guarantor shall be bound by any account settled between the Bank and the Customer and, if no such account has been so settled any account stated by the Bank shall be accepted by the Guarantor as conclusive evidence of the amount which at the date of the account so stated is due by the Customer to the Bank.

14. The Guarantor shall make payment to the Bank of the amount of his liability forthwith after demand therefor is made in writing. Such demand shall be deemed to have been effectually made when an envelope containing it addressed to the Guarantor at his last address known to the Bank is deposited postage prepaid in the Post Office. The liability of the Guarantor shall bear interest from the date of such demand at the rate or rates then applicable to the debts and liabilities of the Customer to the Bank.

15. This guarantee and agreement shall be operative and binding upon every signatory thereof notwithstanding the non-execution thereof by any other proposed signatory or signatories, and possession of this instrument by the Bank shall be conclusive evidence against the Guarantor that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any condition has been complied with. None of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein. The liability of the Guarantor hereunder begins on the date of his signature on this letter of guarantee.

16. This guarantee shall be binding upon the undersigned and any of them, if more than one, jointly and severally between them and with the Customer and also upon the heirs, executors, administrators and successors of the Guarantor and will extend to and enure to the benefit of the successors and assigns of the Bank. Each and every provision hereof is severable and should any provision hereof be illegal or not enforceable for any reason whatsoever, such illegality or invalidity shall not affect the other provisions hereof which shall remain in force and be binding on the parties hereto.

17. The Guarantor acknowledges having read and taken cognizance of the present Letter or Guarantee before signing it and declares that he understands perfectly the terms, conditions and undertakings contained therein.

18. This Letter of Guarantee shall be construed in accordance with the laws of the Province of Ontario and the Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Letter of Guarantee may be instituted in the courts of such province, and the Guarantor hereby accepts and irrevocably submits to the jurisdiction of the said courts, and acknowledges their competence and agrees to be bound by any judgment thereof, provided that nothing herein shall limit the Bank's right to bring proceedings against the Guarantor elsewhere.


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AS WITNESS the hand and seal of the Guarantor, at Westport, CT as of this 18th day of April, 2001.

SIGNED, SEALED AND DELIVERED

IN THE PRESENCE OF                  Signature   TBM HOLDINGS INC.

/s/ Michelle Curtis                 Per:   /s/ William Schwartz
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Michelle Curtis                     Name:  William Schwartz
                                    Title: President

                                    I have authority to bind the Corporation.



I (we) hereby acknowledge that a copy of this Letter of Guarantee was handed over to me (us) on the date hereof.

Signature of Guarantor(s).    TBM HOLDINGS INC.

Per:    /s/ William Schwartz
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Name:   William Schwartz
Title:  President

I have authority to bind the Corporation.


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